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                                                                  EXHIBIT 23.1



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 29, 2000 included in Steiner Leisure Limited's Annual Report on Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this Registration Statement.

ARTHUR ANDERSEN LLP

Miami, Florida,
  June 6, 2000.